EXHIBIT 24.1

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Daniel R. Lee, Wade W. Hundley, Stephen H. Capp and John A. Godfrey and each of them, severally, as his attorney-in-fact and agent, with full power of substitution and resubstitution, in his name and on his behalf, to sign in any and all capacities such person holds on behalf of Pinnacle Entertainment, Inc. and/or any of its subsidiaries, the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit (the “Registration Statement”), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned, the Registration Statement, and any and all amendments (including post-effective amendments) and exhibits to the Registration Statement, any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and any and all amendments (including post-effective amendments) and exhibits thereto, and any and all applications and other documents relating thereto, with the Securities and Exchange Commission, with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney on this 6th day of January, 2006.

Signature

/s/ DANIEL R. LEE Daniel R. Lee	/s/ JAMES L. MARTINEAU James L. Martineau

/s/ STEPHEN H. CAPP Stephen H. Capp	/s/ MICHAEL ORNEST Michael Ornest

/s/ JOHN V. GIOVENCO John V. Giovenco	/s/ TIMOTHY J. PARROTT Timothy J. Parrott

/s/ RICHARD J. GOEGLEIN Richard J. Goeglein	/s/ LYNN P. REITNOUER Lynn P. Reitnouer

/s/ BRUCE A. LESLIE Bruce A. Leslie	/s/ ROBERTO GERMAN BUSAMIA Roberto German Busamia

/s/ FEDERICO CASTRO Federico Castro	/s/ PAUL CONTESSE Paul Contesse

/s/ ALBERTO RIVERA Alberto Rivera	/s/ JOHN A. GODFREY John A. Godfrey